SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: January 28, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                 000-29217                   95-4721385
----------------           ---------                   ----------
(State or other           (Commission                 (IRS Employer
jurisdiction of            File Number)                Identification No.)
incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                         90045
-----------------------------------------                   ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

===============================================================================


Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

                  None.


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Item 3.  Bankruptcy or Receivership

                  None.


Item 4.  Changes in Accountants

                  None.


Item 5.  Other Events and Regulation FD Disclosure

                  None.


Item 6.  Resignation of Directors

(a)                 On January 28, 2003, in a letter dated January 27, 2003, Mr.
                    Gregg Pinto resigned as director of the registrant. The resignation was not for reasons because of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. The director did not cite any reason for his resignation.


Item 7.  Financial Statements Pro Forma Financial & Exhibits

                  None.


Item 8.  Changes In Fiscal Year

                  None.


Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 17, 2003                        Accesspoint corporation
      -------------------


                              By:

                              -----------------------------------------
                              William Barber
                              President






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